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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2002

                         PentaStar Communications, Inc.
             (Exact Name of registrant as specified in its charter)

DELAWARE                                0-27709                   84-1502003
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
  of incorporation)                                          Identification No.)

1660 WYNKOOP STREET, SUITE 1010 DENVER, CO                        80202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (303) 825-4400

                       1522 BLAKE STREET DENVER, CO 80202
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events

     Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated March 11, 2002, which is incorporated herein by reference.


Item 7. Financial Statements and Exhibits

     Exhibit 99 Press release of the Company dated March 11, 2002.


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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2002                   PENTASTAR COMMUNICATIONS, INC.

                                       By: /s/ Robert S. Lazzeri
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                                           Robert S. Lazzeri
                                           Chief Executive Officer